Q1 2018 Earnings

Cautionary Statement Regarding Forward-Looking Statements Forward Looking Statements: Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to, (1) guidance and expectations for the second quarter and full year 2018, including statements regarding expected comparable sales, effective tax rates, interest expense, net income, diluted earnings per share, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. Forward- looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (3) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (4) customer traffic at malls, shopping centers, and at our stores; (5) competition from other retailers; (6) our dependence on a strong brand image; (7) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (8) the failure or breach of information systems upon which we rely; (9) our ability to protect customer data from fraud and theft; (10) our dependence upon third parties to manufacture all of our merchandise; (11) changes in the cost of raw materials, labor, and freight; (12) supply chain or other business disruption; (13) our dependence upon key executive management; (14) our ability to execute our growth strategy, including improving profitability, providing an exceptional brand and customer experience, transforming and leveraging our systems and processes, and cultivating a strong company culture, and achieving our strategic objectives, including delivering compelling merchandise at an attractive value, investing in growing brand awareness and retaining and acquiring new customers to the Express brand, growing e-commerce sales and expanding our omni-channel capabilities, optimizing our store footprint, and managing our overall cost structure; (15) our substantial lease obligations; (16) our reliance on third parties to provide us with certain key services for our business; (17) impairment charges on long- lived assets; (18) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (19) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (20) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; and (21) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate. Additional information concerning these and other factors can be found in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. 2

Express Is A Large Fashion Apparel Brand ♦ One of the largest specialty retail apparel brands with $2.2 billion in annual sales ♦ Enduring dual-gender brand appealing to 20-30 year olds ♦ Address fashion needs across multiple wearing occasions ♦ Strong, tenured leadership team Sales Profile1,2 Wearing Occasions . Work 38% . Casual Men’s 62% . Jeanswear Women’s . Going out 1. For the fiscal year ended February 3, 2018. 2. Excludes “other revenue” of $57 million. 3

Transforming Business Model STORES E-COMMERCE . 631 company-operated . Express.com and the stores in the U.S. and Express mobile app Puerto Rico . Extends brand reach . Full price and outlet . More choices with stores additional sizing and . Vital to the overall $2.2B assortments customer and brand 2017 Net Sales1 . More targeted customer experience outreach and . Effective marketing segmentation using and customer analytics acquisition vehicle . Growing as a percentage . Integral to omni- of total net sales channel strategy 1. For the fiscal year ended February 3, 2018. 2. Excludes “other revenue” of $57 million. 4

Q1 2018 Results

Key Q1 2018 Achievements ♦ Earnings were above our guidance and comparable sales grew 1%, the first increase since Q4-2015 ♦ E-commerce comparable sales increased 33%, on top of 27% growth last year, and accounted for 28% of net sales, up from 21% in the prior year period ♦ Gross margin improved 200 basis points, increasing relative to the prior year for the second consecutive quarter ♦ Further expanded our omni-channel capabilities, doubling the number of “ship from store” locations and reaching our target a quarter earlier than we anticipated ♦ Successfully positioned brand for launch of extended sizing in stores ♦ Strong balance sheet maintained with an improved inventory position, cash of $185 million, and no debt obligations ♦ Repurchased 2.2 million shares for $15.6 million at an average price of $7.11 6

Q1 2018 Financial Performance Net Sales Diluted EPS $ in millions 2 . . Net sales +1% Q1-2017 diluted EPS is adjusted to exclude . Comparable sales1 +1% impact related to the exit of Canada; Q1-2017 . E-commerce comp 1 +33% GAAP diluted EPS is ($0.03) Key Highlights • Earnings were above our guidance and increased on a year-over-year basis • Comparable sales increased 1%, the first increase since the fourth quarter of 2015 • E-commerce comparable sales increased 33% and accounted for 28% of net sales vs. 21% last year • Gross and operating margins expanded on a year-over-year basis 1. Comparable sales for the first quarter of 2018 were calculated using the 13-week period ended May 5, 2018, as compared to the 13-week period ended May 6, 2017. 2. Adjusted Diluted EPS is a non-GAAP financial measure. Refer to pages 16-17 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. 7

Balance Sheet And Cash Flow Cash Capital Expenditures $ in millions $ in millions . No debt outstanding . Untapped revolver of up to $250M Key Highlights • Strong balance sheet maintained with an improved inventory position • Q1-2018 cash reflects a $26 million distribution related to the termination of the company’s non- qualified supplemental retirement plan, which was a part of our cost savings initiatives • Repurchased 4.9 million shares for $38 million to date under existing $150 million share repurchase program 8

2018 Financial Guidance

2018 Key Initiatives ♦ Product . Delivering compelling new product and improving upon key existing categories ♦ Brand . Investing in growing brand awareness and focusing on customer acquisition and retention . Increasing NEXT loyalty and Express NEXT credit card customers ♦ Customer Experience . Growing e-commerce and mobile sales . Expanding omni-channel capabilities ♦ Other Initiatives . Cost savings . Real estate . Systems and technology 10

2018 Financial Guidance Guidance as of May 31, 20181 Q2 2018 FY 2018 Comparable Sales -1% to 1% -1% to 1% Interest Expense, Net $0.1 million $0.6 million Effective Tax Rate NM 2 Approximately 33% Net Income ($1.5) million to $1.5 million $28 to $35 million Diluted EPS ($0.02) to $0.02 $0.37 to $0.47 Weighted Average Diluted Shares 74.5 million 75.1 million Capital Expenditures N/A $60 to $65 million 1. This guidance does not take into account any additional non-core items that may occur and also excludes the impact of any future share repurchases. 2. Not meaningful for the second quarter of 2018 due to the projected near break even pre-tax income. 11

Appendix

Projected 2018 Real Estate Activity 13

Our Store Portfolio # of Stores 1 Net Sq Ft Growth 3% 1% 2% 0% 0% -4% 0% 1 Projection for the period ending February 2, 2019. 14

Non-GAAP Reconciliations

Cautionary Statement Regarding Non-GAAP Financial Measures Non-GAAP Financial Measures This presentation contains references to Adjusted Diluted Earnings per Share (EPS), which is a non-GAAP financial measure. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 17 in this presentation for additional information and a reconciliation of Adjusted Diluted EPS to the most directly comparable financial measures calculated in accordance with GAAP. Management believes that Adjusted Diluted EPS provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and provides a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS is used as a performance measure in our executive compensation program for purposes of determining the number of equity awards that are ultimately earned. 16

Non-GAAP Reconciliations Q1 2017 Adjusted Diluted EPS Note: Retrospectively adjusted to reflect adoption of the new revenue recognition accounting standard. 17